Exhibit 10.4A


                                  ADDENDUM TO
                  LEASE BETWEEN BJB ASSOCIATES, LANDLORD and
                      INTELLIGENT CONTROLS, INC., TENANT
                              DATED JUNE 21, 1994

The lease is hereby revised as follows. All other terms and conditions to remain the same.

1. First option term to be for a period of fourteen months commencing August 15, 1997 and expiring on October 14, 1998. Monthly lease payments for this option term to be as follows:

            First twelve months                    $4,580.00 per month
            Thirteenth and fourteenth months       $4,866.25 per month

By signing this ADDENDUM, Tenant hereby formally exercises the above option. By signing this ADDENDUM, Landlord acknowledges receipt of tenant's notification of its intent to extend on a timely basis.

2. Second option term to be for a period of twelve months commencing October 15, 1998 and expiring no later than April 15, 1999. Tenant to give Landlord notice of its intention to extend no later than April 15, 1998. Monthly lease rates for the second option term to be as follows:

            First ten months                       $4,866.25 per month
            Eleventh and Twelfth months            $5,158.22 per month



LANDLORD:                                BJB ASSOCIATES:


/s/ L. McCabe                            /s/ Glenn Joziatis
--------------------------------         ----------------------------------
Witness                                  Partner


TENANT:                                  INTELLIGENT CONTROLS, INC.


/s/ Sharon L. Binette                    /s/ Kenneth J. Burek
--------------------------------         ----------------------------------
Witness                                  Chief Financial Officer

May 27, 1997
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DATE